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                                                                   Exhibit 10.21

                                PROMISSORY NOTE
                                ---------------

$1,781,250                                                        April 15, 1999
                                                           Cupertino, California

     FOR VALUE RECEIVED, the undersigned, Paul Bartlett ("Borrower"), promises to pay to Hall, Kinion & Associates, Inc. (the "Company"), at its principal offices at 19925 Stevens Creek Blvd., Suite 180, Cupertino, California 95014, the principal sum of $1,781,250, together with interest from the date of this Note on the unpaid principal balance upon the terms and conditions specified below.

     1.  Principal and Interest.  The principal balance of this Note together
         ----------------------
with interest accrued and unpaid to date shall be due and payable three (3) years from the date of this Note. The parties mutually agree that they may extend the term of the Note at a later point in time.

     2.  Rate of Interest.  Interest shall accrue under the Note on any unpaid
         ----------------
principal balance at the rate of the Company's cost of borrowing plus 1.8% per annum, compounded monthly.

     3.  Prepayment.  Prepayment of principal and interest may be made at any
         ----------
time without penalty.

     4.  Events of Acceleration.  The entire unpaid principal sum and unpaid
         ----------------------
interest of this Note shall become immediately due and payable upon one or more of the following events:

         A. the failure of the Borrower to pay when due the principal balance and accrued interest on this Note and the continuation of such default for more than thirty (30) days; or

         B. the insolvency of the Borrower, the commission of an act of bankruptcy by the Borrower, the execution by the Borrower of a general assignment for the benefit of creditors, the filing by or against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety
(90) days or more; or

         C. the occurrence of an event of default under the Stock Pledge Agreement securing this Note or any obligation secured thereby.

     5.  Security.  Payment of this Note shall be secured by a Stock Pledge
         --------
Agreement to be executed by Borrower and covering shares of Company common stock. Borrower, however, shall remain personally liable for payment of this Note, and assets of the Borrower, in addition to the collateral under the Stock Pledge Agreement, may be applied to the satisfaction of the Borrower's obligations hereunder.
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     6.  Collection.  If action is instituted to collect this Note, the Borrower
         ----------
promises to pay all reasonable costs and expenses (including reasonable attorney fees) incurred in connection with such action.

     7.  Waiver.  No previous waiver and no failure or delay by the Company or
         ------
Borrower in acting with respect to the terms of this Note or the Stock Pledge Agreement shall constitute a waiver of any breach, default, or failure of condition under this Note, the Stock Pledge Agreement, or the obligations secured thereby. A waiver of any term of this Note, the Stock Pledge Agreement, or of any of the obligations secured thereby must be made in writing and signed by a duly authorized officer of the Company and shall be limited to the express terms of such waiver.

     Borrower hereby expressly waives presentment and demand for payment at such time as any payments are due under this Note.

     8.  Conflicting Agreements.  In the event of any inconsistencies between
         ----------------------
the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

     9.  Governing Law.  This Note shall be construed in accordance with the
         -------------
Laws of the State of California.


                              Signature of Borrower:  Paul Bartlett

                              Address:

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                             STOCK PLEDGE AGREEMENT
                             ----------------------

     In order to secure payment of that certain April 15, 1999 promissory note (the "Note") payable to Hall, Kinion & Associates, Inc., a Delaware corporation (the "Company") having its corporate offices at 19925 Stevens Creek Blvd.. Suite IBO, Cupertino, California 95014, in the principal amount of 51,781.250, which Note the Borrower delivered in connection with Borrower's exercise of an option granted to him by the Company. the Borrower hereby grants the Company a security interest in and assigns, transfers to and pledges with the Company, the following securities and other property:

         (i) the 750,000 shares of Company common stock ("Common Stock") delivered to and deposited with the Company as collateral for the Note; and

         (ii) any and all new, additional or different securities or other property subsequently distributed with respect to the shares identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this Agreement, and

         (iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the remaining provisions of this Agreement; and

         (iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above, less any taxes paid by the Borrower as a result of such sale, exchange or disposition.

     All securities, property and money to be assigned to, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied by one or more stock power assignments properly endorsed by the Borrower. The Company shall hold the Collateral in accordance with the following terms and provisions:

     1.  Warranties.  The Borrower hereby warrants that the Borrower is the
         ----------
owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, advance claims and other security interests (other than those created hereby).

     2.  Rights and Powers.  The Company's Compensation Committee or Board of
         -----------------
Directors may, without obligation to do so, exercise one or more of the following rights and powers with respect to the Collateral:

         (a) accept in its discretion, but subject to the applicable limitations of paragraphs 7(a). (c) and (d), other property of the Borrower in exchange for all or part of the Collateral and release Collateral to the Borrower to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

         (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this Agreement; and

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

         (c) transfer record ownership of the Collateral to the Company or its nominee and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an
                           --------------------
outstanding event of default under paragraph S of this Agreement.

     Any action by the Company pursuant to the provisions of this paragraph 2 may be taken without notice to the Borrower. Expenses reasonably incurred in connection with such action shall be payable by the Borrower and form part of the indebtedness secured hereunder as provided in paragraph 10.

     So long as there exists no event of default under paragraph 8 of this Agreement, the Borrower may exercise all shareholder voting rights and be entitled to receive any and all regular cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this Agreement, all proxy statements and other shareholder materials pertaining to the Collateral shall be delivered to the Borrower at the address indicated below.

     Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(b) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the Borrower.

     3.  Duty to Deliver.  Any new, additional or different securities that may
         ---------------
now or hereafter become distributable with respect to the Collateral by reason of (i) any stocks dividend, stock split or reclassification of the capital stock of the Company, or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company, shall, upon receipt by the borrower, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments.

     4.  Care of Collateral.  The Company shall exercise reasonable care in the
         ------------------
custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the Borrower of; any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other Tight or privilege relating to or affecting the Collateral; provided, however, that the Company will notify the Borrower of any such rights of the Borrower to protect against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the Borrower unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

     The Company may at any time release and deliver all or part of the Collateral to the Borrower, and the receipt thereof by the Borrower shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this Agreement. However, any and all releases of the Collateral shall be effected in compliance with the applicable limitations of paragraphs 7(a) and 7(c).

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     5.  Payment of Taxes and Other Charges.  The Borrower shall pay, prior to
         ----------------------------------
the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in the event of the Borrower's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the per annum rate, compounded monthly, as set forth in the Note.

     6.  Transfer of Collateral.  In connection with the transfer or assignment
         ----------------------
of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral. The Company may only transfer or assign the Note to a successor entity or its parent in connection with a corporate transaction.

     7.  Release of Collateral.  Provided (i) all indebtedness secured hereunder
         ---------------------
shall at the time have been paid in full or cancelled and (ii) there does not otherwise exist any event of default under paragraph 8, the pledged shares of Common Stock, together with any additional Collateral that may hereafter be pledged and deposited hereunder, shall be released from pledge and returned to the Borrower in accordance with the following provisions:

         (a) Upon payment or prepayment of principal under the Note, together with payment of all accrued interest to date, one or more shares of Common Stock held as Collateral hereunder shall (subject to the applicable limitations of paragraphs 7(e) and (d) below) be released to the borrower within three (3) days after such payment or prepayment. The number of shares to be so released shall be equal to the number obtained by multiplying (i) the total number of shares of Common Stock held under this Agreement at the time of the payment or prepayment, by (ii) a fraction of the numerator of which shall be the amount of the principal paid or prepaid and the denominator of which shall be the unpaid principal balance of the Note immediately prior to such payment or prepayment. In no event, however, shall any fractional shares be released, in addition, one or more shares of Common Stock held as Collateral hereunder may (subject to the applicable limitations of paragraphs '7(c) and (d) below) be released to a stock broker designated in writing by the Borrower and acceptable go the Company for the sole purpose of effecting an immediate sale of the released shares and provided that such stock broker agrees to forward any proceeds (up to the balance of principal and interest due under the Now) directly to the Company to be used to satisfy the Note.

         (b) Any additional Collateral that may hereafter be pledged and deposited with the Company (pursuant to the requirements of paragraph 3) with respect to the shares of Common Stock pledged hereunder shall be released at the same time the particular shares of Common Stock to which the additional Collateral relates are to be released in accordance with the applicable provisions of paragraph 7(a). Under no circumstances, however, shall any shares of Common Stock or any other Collateral be released if previously applied to the payment of any indebtedness secured hereunder,

         (c) In no event, however, shall any shares of Common Stock be released pursuant to the provisions of paragraphs 7(a) or 7(b) if and to the extent, the fair market value of

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

the Common Stock and all other Collateral that would otherwise remain in pledge hereunder after such release were affected would be less than 150% of the unpaid balance of the Note (principal and accrued interest).

         (d) In the event the securities constituting the Collateral constitute "margin securities" (within the meaning of Section 207.2(i) of Regulation G of the Federal Reserve Board), then the value of the Collateral securing the note shall not be less than fifty percent (50%) of the current market value of such securities. Accordingly, the number of shares to be released pursuant to paragraph 7(a) or (b) shall be reduced to the extent necessary to comply with Regulation G.

     2. The occurrence of one or more of the following event. shall constitute an event of default under this Agreement:

         (a) the failure of the Borrower to pay the principal and accrued interest when due under the Note;

         (b) the failure of the Borrower to perform a material obligation imposed upon the Borrower by reason of this Agreement;

         (c) the fair market value of the securities constituting the Collateral decreases to a value that is less than an amount equal to 150% of the outstanding principal and accrued and unpaid interest under the Note, provided that the Company's Compensation Committee of the Board of Directors, in its sole discretion, may deem that this does not constitute a default; or

         (d) the breach of any warranty of the Borrower contained in this Agreement.

     Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

     Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of reasonable expenses incurred by the Company in connection with the disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the Borrower. However, in the event such proceeds prove insufficient to satisfy all obligations of the Borrower under the Note, than the Borrower shall remain personally liable for the resulting deficiency.

     8.  Other Remedies.  The rights, powers and remedies grunted to the Company
         --------------
and Borrower pursuant to the provisions of this Agreement shall be in addition to all rights, powers and remedies granted to the Company and Borrower under any statute or rule of law. Any forbearance, failure or delay by the Company or Borrower in exercising any right, power or remedy under this Agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this Agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company and

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

Borrower under this Agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company or Borrower, as the case may be.

     9.  Costs and Expenses.  All reasonable costs and expenses (including
         ------------------
reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this Agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the Borrower payable immediately upon demand and bearing interest until paid ax the Company's bank interest rate then being earned by the Company on its deposits.

     10. Applicable Law.  This Agreement shall be governed by and construed in
         --------------
accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs ~d assigns of the Borrower.

     11.  Arbitration.  Any controversy between the parties hereto involving the
          -----------
construction or application of any terms, covenants or conditions of this Agreement or the Note, or any claims arising our of or relating to this Agreement or the Note, or the breach hereof or thereof; will be submitted to and settled by final and binding arbitration in San Francisco, California, in accordance with the nibs of the American Arbitration then in effect, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. in the event of any arbitration under this Agreement or the Note, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein. The "prevailing party" means the party determined by the arbitrator to have most nearly prevailed, even if such parry did not prevail in all matters, not necessarily the one in whose favor a judgment is rendered.

     12.  Severability.  If any provision of this Agreement is held to be
          ------------
invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this Agreement shall be affected thereby.

     IN WITNESS WHEREOF, this Agreement has been executed by the Borrower on this 15th day of April, 1999.

                              Signature of Borrower:  Paul Bartlett

                              Address:

Agreed to and Accepted by:

HALL, KINION & ASSOCIATES, INC.

By:

Title:

Dated:  April, 1999

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